Prudential World Fund, Inc.

655 Broad Street, 17th Floor

Newark, New Jersey 07102

October 18, 2018

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for PGIM Jennison Global Infrastructure Fund

Registration numbers 2-89725 and 811-03981

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated October 10, 2018 (SEC accession number (0001628280-18-012440), to the Prospectus, dated January 29, 2018 (as reissued June 14, 2018). The purpose of the filing is to submit the 497 filing dated October 10, 2018 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary